Exhibit 15.2

Partners:

John Cartwright
Audrey Coker
Joanne Collett
Mark Cummings
Colm Dawson
James Gaden
Thomas Granger
Kristen Kwok
Wing Lam
William Lee
Thomas Pugh
Andrew Randall
Rupen Shah
Colette Wilkins KC
Denise Wong

* * * ***** *** **** ** ** * * ***** ** ***** *** **

	May 12, 2023	NASD/BLUI/G3359-H22357

Genetron Holdings Limited 泛生子基因(控股)有限公司

Walkers Corporate Limited

190 Elgin Avenue

George Town

Grand Cayman KY1-9008

Cayman Islands

Dear Sirs

Genetron Holdings Limited 泛生子基因(控股)有限公司

We consent to the reference to our firm under the headings “Item 10.E. Additional Information—Taxation—Cayman Islands Taxation” and “Item 16.G. Corporate Governance” in Genetron Holdings Limited 泛生子基因(控股)有限公司’s Annual Report on Form 20-F for the fiscal year ended 31 December 2022 (the “Annual Report”), which will be filed with the Securities and Exchange Commission (the “SEC”) in the month of May 2023.

We further consent to the incorporation by reference into the Registration Statement (Form S-8 No. 333-252371) pertaining to Genetron Holdings Limited’s 2019 Genetron Health Share Incentive Plan and 2019 Genetron Health Share Incentive Scheme of the summary of our opinion under the headings “Item 10.E. Additional Information—Taxation—Cayman Islands Taxation” and “Item 16.G. Corporate Governance” in the Annual Report.

We also consent to the filing with the SEC of this consent letter as an exhibit to the Annual Report.

In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, or under the Securities Exchange Act of 1934, in each case, as amended, or the regulations promulgated thereunder.

Yours faithfully,

/s/ Walkers (Hong Kong)
Walkers (Hong Kong)

Walkers (Hong Kong)

Walkers (Hong Kong)

滙嘉律師事務所 (香港)

15th Floor, Alexandra House, 18 Chater Road, Central, Hong Kong

T +852 2284 4566 F +852 2284 4560 www.walkersglobal.com

Bermuda | British Virgin Islands | Cayman Islands | Dubai | Guernsey | Hong Kong | Ireland | Jersey | London | Singapore

*England and Wales; **BVI; ***Cayman Islands; ****New South Wales (Australia); *****Bermuda